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Investors Municipal Cash Fund





Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Supplement to the currently effective prospectus of each of the above-noted funds:

Upon the recommendation of Deutsche Investment Management Americas Inc. (the "Advisor"), the Board of Trustees of the above-noted funds approved the liquidation and termination of the funds. It is anticipated that the liquidation and termination of the funds will occur on February 16, 2007. Accordingly, the funds will redeem the shares of any shareholder outstanding on such date. The Advisor has agreed to pay the costs of the liquidation.

The Board also further approved closing the funds to new intermediary relationships. If any of the funds are offered as a "cash sweep" option, the funds will remain available for new sales through such arrangement until the date of the funds' liquidation.







               Please Retain This Supplement for Future Reference









February 2, 2007                                       Printed on recycled paper